Oakhurst Strategic Defined Risk Fund Schedule of Investments January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 15.7%	Shares	Value
State Street SPDR S&P 500 ETF Trust (a)	16,418	11,360,763
TOTAL EXCHANGE TRADED FUNDS (Cost $8,095,317)		11,360,763

PURCHASED OPTIONS(b) - 18.7%	Notional Amount	Contracts(c)	Value
Call Options - 18.6%
State Street SPDR S&P 500 ETF Trust
Expiration: 12/18/2026; Exercise Price: $500.00	$13,839,400	200	$4,212,400
Expiration: 12/18/2026; Exercise Price: $510.00	8,788,019	127	2,560,447
Expiration: 12/18/2026; Exercise Price: $515.00	10,863,929	157	3,094,706
Expiration: 12/18/2026; Exercise Price: $520.00	9,618,383	139	2,677,557
Expiration: 12/18/2026; Exercise Price: $535.00	3,459,850	50	897,325
Total Call Options			13,442,435

Put Options - 0.1%
State Street SPDR S&P 500 ETF Trust
Expiration: 03/20/2026; Exercise Price: $650.00	2,906,274	42	22,260
Expiration: 12/18/2026; Exercise Price: $490.00	3,113,865	45	31,410
Total Put Options			53,670
TOTAL PURCHASED OPTIONS (Cost $5,732,875)			13,496,105

SHORT-TERM INVESTMENTS – 45.3%		Shares	Value
Money Market Funds - 45.3%
First American Government Obligations Fund - Class X, 3.61% (d)(e)		32,711,283	32,711,283
TOTAL SHORT-TERM INVESTMENTS (Cost $32,711,283)			32,711,283

TOTAL INVESTMENTS - 79.7% (Cost $46,539,475)			57,568,151
Other Assets in Excess of Liabilities - 20.3% (f)			14,692,571
TOTAL NET ASSETS - 100.0%			$72,260,722

Percentages are stated as a percent of net assets. ETF – Exchange Traded Fund

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at https://www.sec.gov/.

(f)	Includes cash of $3,590,639 that is pledged as collateral for written options.

Oakhurst Strategic Defined Risk Fund
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS(a)	Notional Amount	Contracts(b)	Value
Written Put Options
State Street SPDR S&P 500 ETF Trust
Expiration: 03/20/2026; Exercise Price: $580.00	$(2,906,274)	(42)	$(5,754)
Expiration: 12/18/2026; Exercise Price: $360.00	(13,839,400)	(200)	(51,500)
Expiration: 12/18/2026; Exercise Price: $410.00	(3,113,865)	(45)	(16,763)
Expiration: 12/18/2026; Exercise Price: $415.00	(19,651,948)	(284)	(110,050)
Expiration: 12/18/2026; Exercise Price: $420.00	(5,881,745)	(85)	(34,128)
Expiration: 12/18/2026; Exercise Price: $435.00	(3,459,850)	(50)	(22,525)
Expiration: 12/18/2026; Exercise Price: $520.00	(3,113,865)	(45)	(40,387)
TOTAL WRITTEN OPTIONS (Premiums received $1,221,731)			$(281,107)

(a)	Non-income producing security
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Oakhurst Strategic Defined Risk Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments at Fair Value:
Purchased Options	$–	$13,496,105	$–	$13,496,105
Exchange Traded Funds	11,360,763	–	–	11,360,763
Money Market Funds	32,711,283	–	–	32,711,283
Total Investments	$44,072,046	$13,496,105	$–	$57,568,151

Liabilities:
Investments at Fair Value:
Written Options	$–	$(281,107)	$–	$(281,107)
Total Investments in Securities	$–	$(281,107)	$–	$(281,107)

As of period ended January 31, 2026, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.